UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7044

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/13

FORM N-CSR

Item 1.      Reports to Stockholders.

The Dreyfus Socially
Responsible
Growth Fund, Inc.

SEMIANNUAL REPORT June 30, 2013

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Dreyfus Socially Responsible
Growth Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the six-month period from January 1, 2013, through June 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period marked the strongest first-half-of-the-year performance for U.S. stocks in 14 years. Despite heightened volatility during the second quarter stemming from signals that the Federal Reserve Board (the “Fed”) is likely to back away from its quantitative easing program later this year, equity investors generally responded positively to improved U.S. economic trends. Data from recovering labor and housing markets proved especially encouraging to investors, helping to support higher stock prices across most market sectors, investment styles, and capitalization ranges.

We continue to believe that the U.S. economy is poised for sustained growth over the next several years. Pent-up demographic demand could drive continued expansion in the housing market, and higher home equity levels may bolster consumer confidence and spending. Although the Fed’s shift to a more moderately stimulative monetary policy stance is likely to spark bouts of short-term volatility, we currently expect positive economic trends to support corporate earnings and stock prices over the longer term.As always, we urge you to discuss our observations with your financial adviser.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through June 30, 2013, as provided by Warren Chiang, C.Wesley Boggs, and Ronald Gala, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2013,The Dreyfus Socially Responsible Growth Fund’s Initial shares produced a total return of 16.27%, and the fund’s Service shares returned 16.11%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 13.82% for the same period.2

Stocks generally rallied over the reporting period when investors responded positively to improved economic trends. The fund outperformed its benchmark, mainly due to successful stock selections in seven of the 10 market sectors that comprise the benchmark.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary objective.To pursue these goals, the fund invests at least 80% of its net assets in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we use quantitative research to identify and rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates.We then evaluate whether each company meets the fund’s socially responsible investment criteria in order to determine whether the company is eligible for purchase or retention by the fund. With respect to those eligible securities, we then select investments that we consider to be the most attractive based on financial considerations.

The fund normally focuses on large-cap growth stocks; however, the fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

Recovering Economy Fueled Market Gains

The year 2013 began in the wake of uncertainty surrounding automatic U.S. tax hikes and spending cuts scheduled for the start of the year, but last-minute legislation

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

to address the tax increases quickly alleviated investors’ worries. Subsequently, investors responded positively to improved employment and housing market trends, and to aggressively accommodative monetary policies from the Federal Reserve Board (the “Fed”) and other central banks. Consequently, by mid-May the S&P 500 Index reached a new record high.

In late May, remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that monetary policymakers would back away from an ongoing quantitative easing program sooner than expected. Heightened volatility ensued as investors anticipated a less accommodative monetary policy, erasing some of the market’s previous gains. Moreover, investors began to turn away from relatively conservative stocks and toward more speculative and economically sensitive stocks.

Quality-of-Life Criteria Bolstered Relative Results

The fund’s relative results were buoyed when its socially responsible criteria limited participation in a number of companies and industry groups that lagged market averages over the first half of 2013. In addition, the earnings quality and behavioral factors considered by our quantitative process proved effective, while valuation factors produced mixed results.

Results were particularly robust in the health care sector, where life sciences company Life Technologies received a takeover offer at a premium to its stock price at the time. In the financials sector, underweighted exposure to diversified financial institutions enabled the fund to avoid the brunt of their relative weakness, while overweighted exposure to smaller regional banks supported relative performance. An emphasis on growth-oriented companies in the information technology sector enabled the fund to beat sector averages. Relatively heavy exposure to hardware manufacturer Dell, which was sold during the reporting period, and an underweighted position in consumer electronics giant Apple proved especially beneficial.

The fund received mildly disappointing contributions to performance from the energy and materials sectors, both of which struggled with falling commodity prices amid sluggish global economic growth.

Empowering Healthier Food Choices

Whole Foods Market announced an alliance with educational organization FoodFight to combat the nation’s obesity epidemic.WithWhole Foods Market’s help, FoodFight is expanding its Teacher Wellness Program to six U.S. cities.The program examines the social, political, and economic forces that shape what we eat, and it offers strategies to empower teachers and students to make healthier choices as consumers. In our view, this program is evidence ofWhole Foods Market’s strong commitment to social responsibility.

Finding Opportunities Across Market Sectors

Although our investment process evaluates the strengths and weaknesses of individual companies, and does not directly consider broader economic and market trends, it is worth noting that recent economic data has remained positive. Moreover, many companies have shored up their balance sheets with large cash balances that can be used more productively through capital investments and mergers-and-acquisitions activity.

We have continued to find companies meeting our investment criteria across a variety of industry groups, and we have maintained our efforts to manage risks through a generally sector-neutral allocation strategy and a broadly diversified investment portfolio.

July 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of The Dreyfus Socially Responsible Growth Fund, Inc. made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from January 1, 2013 to June 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.45	$5.84
Ending value (after expenses)	$1,162.70	$1,161.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.16	$5.46
Ending value (after expenses)	$1,020.68	$1,019.39

† Expenses are equal to the fund’s annualized expense ratio of .83% for Initial Shares and 1.09% for Service Shares,
multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2013 (Unaudited)

Common Stocks—99.2%	Shares		Value ($)
Automobiles & Components—1.5%
Thor Industries	75,150		3,695,877
Banks—6.7%
BB&T	83,750		2,837,450
Comerica	128,200	[a]	5,106,206
KeyCorp	384,700		4,247,088
Regions Financial	412,800		3,933,984
			16,124,728
Capital Goods—6.0%
3M	17,500		1,913,625
Donaldson	50,350		1,795,481
Fluor	20,100		1,192,131
General Electric	78,100		1,811,139
Ingersoll-Rand	22,100		1,226,992
Parker Hannifin	41,950		4,002,030
Snap-on	28,700		2,565,206
			14,506,604
Commercial & Professional Services—1.5%
Avery Dennison	28,700		1,227,212
Tyco International	72,950		2,403,703
			3,630,915
Consumer Durables & Apparel—.9%
Hasbro	45,350	[a]	2,033,041
Consumer Services—1.8%
Marriott International, Cl. A	107,100		4,323,627
Diversified Financials—5.7%
American Express	62,750		4,691,190
Discover Financial Services	47,800		2,277,192
NASDAQ OMX Group	71,100		2,331,369
T. Rowe Price Group	31,600		2,311,540
Waddell & Reed Financial, Cl. A	48,250		2,098,875
			13,710,166
Energy—9.3%
Bristow Group	45,250		2,955,730
ConocoPhillips	70,400		4,259,200
Denbury Resources	190,750 [b]		3,303,790

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Devon Energy	45,900		2,381,292
EnCana	136,300	[a]	2,308,922
Hess	38,600		2,566,514
Marathon Petroleum	15,500		1,101,430
Spectra Energy	96,800		3,335,728
			22,212,606
Food & Staples Retailing—2.9%
Costco Wholesale	16,750		1,852,047
Kroger	47,400		1,637,196
Whole Foods Market	66,800		3,438,864
			6,928,107
Food, Beverage & Tobacco—2.7%
Coca-Cola Enterprises	46,350		1,629,666
Hershey	29,950		2,673,936
PepsiCo	25,050		2,048,839
			6,352,441
Health Care Equipment & Services—4.2%
AmerisourceBergen	47,850		2,671,465
Becton Dickinson & Co.	27,575		2,725,237
Edwards Lifesciences	18,000	[b]	1,209,600
Laboratory Corp. of America Holdings	12,800	[b]	1,281,280
Patterson	60,900		2,289,840
			10,177,422
Household & Personal Products—.9%
Clorox	15,150		1,259,571
Procter & Gamble	12,375		952,751
			2,212,322
Insurance—2.2%
Aflac	59,900		3,481,388
Marsh & McLennan	46,550		1,858,276
			5,339,664
Materials—2.3%
Alcoa	125,350		980,237
Ball	82,250		3,416,665
Sigma-Aldrich	14,850		1,193,346
			5,590,248

Common Stocks (continued)	Shares		Value ($)
Media—3.4%
Discovery Communications, Cl. A	49,000	[b]	3,783,290
Scripps Networks Interactive, Cl. A	35,650		2,379,994
Time Warner Cable	18,000		2,024,640
			8,187,924
Pharmaceuticals, Biotech &
Life Sciences—12.6%
Agilent Technologies	58,900		2,518,564
Allergan	11,600		977,184
AstraZeneca, ADR	49,950		2,362,635
Biogen Idec	20,000	[b]	4,304,000
Bristol-Myers Squibb	104,700		4,679,043
Eli Lilly & Co.	43,900		2,156,368
Life Technologies	75,850	[b]	5,613,658
Merck & Co.	54,650		2,538,493
Novartis, ADR	40,400		2,856,684
Waters	22,650	[b]	2,266,132
			30,272,761
Retailing—4.5%
Bed Bath & Beyond	28,600	[b]	2,027,740
Gap	64,550		2,693,672
Nordstrom	47,200		2,829,168
O’Reilly Automotive	18,300	[b]	2,060,946
The TJX Companies	23,650		1,183,919
			10,795,445
Semiconductors & Semiconductor
Equipment—4.2%
Applied Materials	301,350		4,493,129
Intel	130,800		3,167,976
LSI	343,350	[b]	2,451,519
			10,112,624
Software & Services—10.2%
Accenture, Cl. A	18,900		1,360,044
BMC Software	24,750	[b]	1,117,215
CA	70,150		2,008,394
International Business Machines	28,575		5,460,968
Intuit	48,900		2,984,367

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Microsoft	192,350		6,641,846
Oracle	116,175		3,568,896
Western Union	84,675		1,448,789
			24,590,519
Technology Hardware & Equipment—7.5%
Apple	12,300		4,871,784
Avnet	42,125	[b]	1,415,400
Cisco Systems	197,575		4,803,048
EMC	152,475		3,601,460
Motorola Solutions	55,650		3,212,675
			17,904,367
Telecommunication Services—4.9%
AT&T	122,250		4,327,650
Verizon Communications	145,450		7,321,953
			11,649,603
Transportation—1.1%
Norfolk Southern	17,900		1,300,435
Union Pacific	8,400		1,295,952
			2,596,387
Utilities—2.2%
Consolidated Edison	46,050		2,685,176
Pinnacle West Capital	45,550		2,526,659
			5,211,835
Total Common Stocks
(cost $185,412,050)			238,159,233

Other Investment—.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,234,893)	2,234,893	[c]	2,234,893

Investment of Cash Collateral
for Securities Loaned—1.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,882,286)	2,882,286 [c]	2,882,286
Total Investments (cost $190,529,229)	101.3%	243,276,412
Liabilities, Less Cash and Receivables	(1.3%)	(3,113,279)
Net Assets	100.0%	240,163,133

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At June 30, 2013, the value of the fund’s securities on loan was $2,841,412 and the value of the collateral held by the fund was $2,912,192, consisting of cash collateral of $2,882,286 and
U.S. Government & Agency securities valued at $29,906.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Pharmaceuticals,		Food & Staples Retailing	2.9
Biotech & Life Sciences	12.6	Food, Beverage & Tobacco	2.7
Software & Services	10.2	Materials	2.3
Energy	9.3	Insurance	2.2
Technology Hardware & Equipment	7.5	Utilities	2.2
Banks	6.7	Money Market Investments	2.1
Capital Goods	6.0	Consumer Services	1.8
Diversified Financials	5.7	Automobiles & Components	1.5
Telecommunication Services	4.9	Commercial & Professional Services	1.5
Retailing	4.5	Transportation	1.1
Health Care Equipment & Services	4.2	Consumer Durables & Apparel	.9
Semiconductors &		Household & Personal Products	.9
Semiconductor Equipment	4.2
Media	3.4		101.3

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,841,412)—Note 1(b):
Unaffiliated issuers	185,412,050	238,159,233
Affiliated issuers	5,117,179	5,117,179
Cash		111,233
Dividends and securities lending income receivable		121,287
Prepaid expenses		4,210
		243,513,142
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		167,875
Liability for securities on loan—Note 1(b)		2,882,286
Payable for shares of Common Stock redeemed		236,631
Accrued expenses		63,217
		3,350,009
Net Assets ($)		240,163,133
Composition of Net Assets ($):
Paid-in capital		183,045,436
Accumulated undistributed investment income—net		1,470,148
Accumulated net realized gain (loss) on investments		2,900,366
Accumulated net unrealized appreciation
(depreciation) on investments		52,747,183
Net Assets ($)		240,163,133

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	232,697,328	7,465,805
Shares Outstanding	6,099,526	196,902
Net Asset Value Per Share ($)	38.15	37.92

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $23,070 foreign taxes withheld at source):
Unaffiliated issuers	2,429,272
Affiliated issuers	615
Income from securities lending—Note 1(b)	8,442
Total Income	2,438,329
Expenses:
Management fee—Note 3(a)	867,280
Professional fees	44,516
Prospectus and shareholders’ reports	24,792
Custodian fees—Note 3(c)	11,066
Distribution fees—Note 3(b)	8,974
Directors’ fees and expenses—Note 3(d)	4,223
Loan commitment fees—Note 2	318
Miscellaneous	5,207
Total Expenses	966,376
Less—reduction in fees due to earnings credits—Note 3(c)	(6)
Net Expenses	966,370
Investment Income—Net	1,471,959
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,660,670
Net unrealized appreciation (depreciation) on investments	24,097,218
Net Realized and Unrealized Gain (Loss) on Investments	32,757,888
Net Increase in Net Assets Resulting from Operations	34,229,847

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
Operations ($):
Investment income—net	1,471,959	2,983,799
Net realized gain (loss) on investments	8,660,670	5,162,418
Net unrealized appreciation
(depreciation) on investments	24,097,218	16,937,445
Net Increase (Decrease) in Net Assets
Resulting from Operations	34,229,847	25,083,662
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(2,903,989)	(1,775,288)
Service Shares	(77,437)	(37,298)
Total Dividends	(2,981,426)	(1,812,586)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,949,050	10,025,466
Service Shares	405,375	932,920
Dividends reinvested:
Initial Shares	2,903,989	1,775,288
Service Shares	77,437	37,298
Cost of shares redeemed:
Initial Shares	(16,809,227)	(35,033,427)
Service Shares	(546,929)	(1,254,125)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(5,020,305)	(23,516,580)
Total Increase (Decrease) in Net Assets	26,228,116	(245,504)
Net Assets ($):
Beginning of Period	213,935,017	214,180,521
End of Period	240,163,133	213,935,017
Undistributed investment income—net	1,470,148	2,979,615

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
Capital Share Transactions:
Initial Shares
Shares sold	240,606	304,016
Shares issued for dividends reinvested	79,846	51,894
Shares redeemed	(458,986)	(1,073,072)
Net Increase (Decrease) in Shares Outstanding	(138,534)	(717,162)
Service Shares
Shares sold	11,197	28,853
Shares issued for dividends reinvested	2,140	1,096
Shares redeemed	(14,923)	(39,083)
Net Increase (Decrease) in Shares Outstanding	(1,586)	(9,134)

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2013				Year Ended December 31,
Initial Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	33.24		29.91	29.90	26.26	19.86	30.50
Investment Operations:
Investment income—net[a]	.23		.44	.24	.25	.21	.19
Net realized and unrealized
gain (loss) on investments	5.16		3.15	.04	3.62	6.40	(10.64)
Total from Investment Operations	5.39		3.59	.28	3.87	6.61	(10.45)
Distributions:
Dividends from
investment income—net	(.48)		(.26)	(.27)	(.23)	(.21)	(.19)
Net asset value, end of period	38.15		33.24	29.91	29.90	26.26	19.86
Total Return (%)	16.27	[b]	11.98	.90	14.82	33.75	(34.42)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.83	[c]	.85	.85	.89	.89	.85
Ratio of net expenses
to average net assets	.83	[c]	.85	.85	.89	.89	.85
Ratio of net investment income
to average net assets	1.28	[c]	1.34	.80	.93	.97	.72
Portfolio Turnover Rate	19.12	[b]	48.84	67.88	32.75	34.00	31.74
Net Assets, end of period
($ x 1,000)	232,697		207,383	208,013	227,893	222,600	184,813

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

Six Months Ended
June 30, 2013				Year Ended December 31,
Service Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	33.01		29.70	29.71	26.10	19.71	30.25
Investment Operations:
Investment income—net[a]	.18		.36	.17	.18	.16	.12
Net realized and unrealized
gain (loss) on investments	5.12		3.13	.02	3.60	6.37	(10.55)
Total from Investment Operations	5.30		3.49	.19	3.78	6.53	(10.43)
Distributions:
Dividends from
investment income—net	(.39)		(.18)	(.20)	(.17)	(.14)	(.11)
Net asset value, end of period	37.92		33.01	29.70	29.71	26.10	19.71
Total Return (%)	16.11	[b]	11.70	.65	14.54	33.44	(34.58)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	[c]	1.10	1.10	1.14	1.14	1.10
Ratio of net expenses
to average net assets	1.09	[c]	1.10	1.10	1.14	1.14	1.10
Ratio of net investment income
to average net assets	1.02	[c]	1.09	.55	.68	.72	.47
Portfolio Turnover Rate	19.12	[b]	48.84	67.88	32.75	34.00	31.74
Net Assets, end of period
($ x 1,000)	7,466		6,552	6,167	6,494	6,070	5,008

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective seeks to provide capital growth.The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 300 million shares of $.001 par value Common Stock.The fund currently offers two classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	230,630,992	—	—	230,630,992
Equity Securities—
Foreign
Common Stocks†	7,528,241	—	—	7,528,241
Mutual Funds	5,117,179	—	—	5,117,179

† See Statement of Investments for additional detailed categorizations.

At June 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund and credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2013,The Bank of New York Mellon earned $3,618 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2012 ($)	Purchases ($)	Sales ($)	6/30/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,964,219	8,265,088	7,994,414	2,234,893.9
Dreyfus
Institutional
Cash
Advantage
Fund	8,465,115	16,976,277	22,559,106	2,882,286	1.2
Total	10,429,334	25,241,365	30,553,520	5,117,179	2.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $3,414,859 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2012 was as follows: ordinary income $1,812,586.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2013, Service shares were charged $8,974 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2013, the fund was charged $722 for transfer agency services and $41 for cash management services. Cash management fees were partially offset by earnings credits of $6.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2013, the fund was charged $11,066 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2013, the fund was charged $23 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2013, the fund was charged $4,630 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $149,181, Distribution Plan fees $1,544, Shareholder Services Plan fees $6,200, custodian fees $6,097, Chief Compliance Officer fees $4,630 and transfer agency fees $223.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2013, amounted to $43,935,120 and $49,903,075, respectively.

At June 30, 2013, accumulated net unrealized appreciation on investments was $52,747,183, consisting of $55,124,223 gross unrealized appreciation and $2,377,040 gross unrealized depreciation.

At June 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 13, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	August 13, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)